Exhibit 10.2

SECOND AMENDMENT

TO

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of August 5, 2011, by and between SILICON VALLEY BANK (“Bank”) and ALPHATEC SPINE, INC., a California corporation (“Alphatec”) and ALPHATEC HOLDINGS, INC., a Delaware corporation (“Parent” and together with Alphatec, each a “Borrower” and collectively, “Borrowers”) whose address is 5818 El Camino Real, Carlsbad, California 92008.

RECITALS

A. Bank and Borrowers have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of October 29, 2010, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of January 31, 2011 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrowers for the purposes permitted in the Loan Agreement.

C. Borrowers have requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.2 (Overadvances). Section 2.2 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“2.2 Overadvances. If, at any time, the sum of (a) the outstanding principal amount of any Revolving Advances (including any amounts used for Cash Management Services), plus (b) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), plus (c) the FX Reduction Amount, exceeds the lesser of either the Revolving Line or the Borrowing Base (such amount being an “Overadvance”), Borrowers shall immediately pay to Bank in cash the amount of such Overadvance. Without limiting Borrowers’ obligation to repay Bank any amount of the Overadvance, Borrowers agree to pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.”

2.2 Section 2.4 (Payment of Interest on the Credit Extensions). Section 2.4(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“(a) Interest Rates. Subject to Section 2.4(b), the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to (i) during the period when the Tier 1 AQR is in effect, three and one half percent (3.50%) above the Prime Rate; (ii) during the period when the Tier 2 AQR is in effect, three percent (3.00%) above the Prime Rate; and (iii) during the period when the Tier 3 AQR is in effect, the greater of (1) two percent (2.00%) above the Prime Rate; and (2) five and one half percent (5.50%); in each case, which interest shall be payable monthly.”

2.3 Section 6.8 (Operating Accounts). Section 6.8(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a) Maintain its primary depository, operating and securities accounts with Bank or Bank’s Affiliates, which accounts shall represent at least eighty five percent (85%) of the dollar value of each Borrower’s and each Borrower’s Subsidiaries’ accounts at all financial institutions. Notwithstanding the foregoing, Borrower’s shall cause Japanese Yen multi-currency accounts with Bank to be opened no later than September 30, 2011.”

2.4 Section 6.9 (Financial Covenants). Section 6.9(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a) Adjusted Quick Ratio. An Adjusted Quick Ratio, measured monthly, of at least (i) [***] from June 30, 2011 through September 29, 2011 (the “Tier 1 AQR”); (ii) [***] from September 30, 2011 through December 30, 2011 (the “Tier 2 AQR”); and (iii) [***] from and after December 31, 2011 (the “Tier 3 AQR”).”

2.5 Section 13 (Definitions). The following terms and their respective definitions hereby are amended in, or added to, Section 13.1 of the Loan Agreement:

“Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base, minus (b) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) plus an amount equal to the Letter of Credit Reserve, minus (c) the FX Reduction Amount, minus (d) any amounts used for Cash Management Services, and minus (e) the outstanding principal balance of any Revolving Advances.

“Second Amendment Date” means August 5, 2011.

2.6 Section 13 (Definitions). The following terms and their respective definitions hereby are deleted from the Loan Agreement:

“Non-Formula Amount” and “Tier 4 AQR”.

2.7 Exhibit D attached to the Loan Agreement hereby is replaced with Exhibit D attached hereto.

2.8 Bank hereby waives the Event of Default that occurred due to Borrowers’ failure to comply with the requirements of Section 6.9(b) of the Loan Agreement for the period ended June 30, 2011.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Each Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of each Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting such Borrower, (b) any contractual restriction with a Person binding on such Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on such Borrower, or (d) the organizational documents of such Borrower;

4.6 The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by each Borrower and is the binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery to Bank of this Amendment by each party hereto; (ii) the due execution and delivery to Bank of updated Corporate Borrowing Resolutions by each Borrower; and (iii) Borrowers’ payment of an amendment fee in an amount equal to Fifty Thousand Dollars ($50,000).

[Balance of Page Intentionally Left Blank]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:		BORROWERS:

SILICON VALLEY BANK		ALPHATEC SPINE, INC.

By:	/s/ Derek Brunelle	By:	/s/ Dirk Kuyper
Name:	Derek Brunelle	Name:	Dirk Kuyper
Title:	Deal Team Leader	Title:	President and CEO

ALPHATEC HOLDINGS, INC.

		By:	/s/ Dirk Kuyper
		Name:	Dirk Kuyper
		Title:	President and CEO

[Signature Page to Second Amendment

to Second Amended and Restated Loan and Security Agreement]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK,

Date:

FROM: ALPHATEC SPINE, INC. and ALPHATEC HOLDINGS, INC.

The undersigned authorized officer of ALPHATEC SPINE, INC. (“Alphatec”) certifies on behalf of Alphatec and ALPHATEC HOLDINGS, INC. (“Parent” and together with Alphatec each a “Borrower” and collectively, “Borrowers”) that under the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrowers, Bank (the “Agreement”), (1) Each Borrower is in complete compliance for the period ending with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Each Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and each Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by such Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement, and (5) no Liens have been levied or claims made against either Borrower or any of their Subsidiaries relating to unpaid employee payroll or benefits of which such Borrower has not previously provided written notification to Bank’s. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in material compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly A/R and A/P agings, reconciliations and Transaction Report, deferred revenue schedule, inventory report and Consigned Collateral report	Monthly within 20 days	Yes No

Monthly financial statements with Compliance Certificate; with information sufficient to permit Bank to calculate AQR	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No

Annual projections	60 days after FYE	Yes No

Transaction Report (if AQR is less than [***])	More frequent of weekly or with each request for an Advance	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

Financial Covenant	Required		Actual		Complies
Maintain at all times, measured monthly:
Minimum Adjusted Quick Ratio as follows:
From 6/30/2011 through 9/29/2011	[	***]		____:1.00	Yes No
From 9/30/2011 through 12/30/2011	[	***]		____:1.00	Yes No
From and after 12/31/2011	[	***]		____:1.00	Yes No
Maintain at all times, measured quarterly:
Minimum Free Cash Flow as follows:
from 4/1/11 through 12/31/11	[	***]	$		Yes No
From and after 1/1/2012	[	***]	$		Yes No

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

The following analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

ALPHATEC SPINE, INC.	LENDERS’ USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:	Date:

Verified:
AUTHORIZED SIGNER
DATE:

Compliance Status: Yes No

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

BORROWING RESOLUTIONS

CORPORATE BORROWING CERTIFICATE

BORROWER: ALPHATEC SPINE, INC.	DATE: August __, 2011

BANK: SILICON VALLEY BANK

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of California.

3. Attached hereto are true, correct and complete copies of Borrower’s Articles/Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 1 above. Such Articles/Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐
☐
☐
☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Bank.

Execute Loan Documents. Execute any loan documents Bank requires.

Grant Security. Grant Bank a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Letters of Credit. Apply for letters of credit from Bank.

Foreign Exchange Contracts. Execute spot or forward foreign exchange contracts.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the                                                           of Borrower, hereby certify as to paragraphs 1 through 5 above, as

[print title]

of the date set forth above.

By:
Name:
Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

BORROWING RESOLUTIONS

CORPORATE BORROWING CERTIFICATE

BORROWER: ALPHATEC HOLDINGS, INC.	DATE: August __, 2011

BANK: SILICON VALLEY BANK

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3. Attached hereto are true, correct and complete copies of Borrower’s Articles/Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 1 above. Such Articles/Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐
☐
☐
☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Bank.

Execute Loan Documents. Execute any loan documents Bank requires.

Grant Security. Grant Bank a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Letters of Credit. Apply for letters of credit from Bank.

Foreign Exchange Contracts. Execute spot or forward foreign exchange contracts.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the                                                   of Borrower, hereby certify as to paragraphs 1 through 5 above, as

[print title]

of the date set forth above.

By:
Name:
Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.